UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 16, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400

Sherman Oaks, California 91403

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Squar, Milner, Peterson, Miranda & Williamson, LLP as Principal Accountant

On March 16, 2015, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Signature Group Holdings, Inc. (the “Company”) approved, and the Board so ratified, the dismissal of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar”) as the Company’s independent registered public accounting firm.

The reports of Squar on the consolidated financial statements of the Company for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 to March 16, 2015 (the “Relevant Period”), there have been no disagreements with Squar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar, would have caused Squar to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K (“Reportable Events”).

The Company provided a copy of the foregoing disclosure to Squar and requested that Squar furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Squar agrees with the statements set forth in this subsection (a). A copy of such letter, dated March 16, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The change in accounting firms did not result from any dissatisfaction of the Committee or the Company with the quality or delivery of professional services rendered by Squar.

(b) Appointment of Ernst & Young LLP as Principal Accountant

On March 16, 2015, the Company appointed Ernst & Young LLP (“EY”) as its independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2015. The engagement of EY will be subject to the ratification of the Company’s stockholders at the Company’s 2015 Annual Meeting of Stockholders.

During the Relevant Period, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with EY regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Squar, Milner, Peterson, Miranda & Williamson, LLP addressed to the Securities and Exchange Commission, dated as of March 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)

Date: March 18, 2015	By:	/s/ Kyle Ross

	Name:	Kyle Ross
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from Squar, Milner, Peterson, Miranda & Williamson, LLP addressed to the Securities and Exchange Commission, dated as of March 16, 2015